UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2014

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 400
San Jose, CA 95110
(408) 200-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
Effective May 20, 2014, the Compensation Committee of the Board of Directors of Pixelworks, Inc. (the “Company”) approved amending the terms of existing change of control agreements with certain officers, including Steven Moore, the Company’s Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer), to change the provision for accelerated vesting from an additional 12 months of vesting to 100% vesting of all then-unvested equity awards held by such officers in the event of an Involuntary Termination (as defined in the officer’s change of control severance agreement) of such officer’s employment with the Company within six months before or 12 months following a change of control of the Company.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Addendum to Change of Control Agreement for Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	May 23, 2014	/s/ Steven L. Moore
Steven L. Moore Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Addendum to Change of Control Agreement for Officers.